UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 29, 2011

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AURUM, INC.
(Exact name of registrant as specified in its charter)

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Delaware	333-156056	26-3439890
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

580 St. Kilda Road - Level 8, Melbourne, Victoria, Australia  3004
(Address of principal executive offices) (Zip Code)

61-3-8532-2800
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 29, 2011, Aurum, Inc., a Delaware corporation (the “Company”) appointed Mr. Simon Lee, aged 41, as Chief Financial Officer.

Mr. Lee has over 20 years’ experience in business and finance and is currently the General Manager Finance for Legend International Holdings, Inc. Mr. Lee was previously a Partner in the Chartered Accounting firm Romanis Cant for five years, and was a Senior Manager for the preceding two years, where he gained extensive experience in a number of industries and disciplines. Mr. Lee is a Member of CPA Australia, a Certificated Member of Chartered Secretaries Australia Ltd., a Member of the Australian Institute of Company Directors, a Registered Tax Agent with the Australian Taxation Office and holds a Bachelor of Business (Accounting) from Deakin University.

There are no arrangements or understandings between Mr.Lee and the Company and any other person pursuant to which Mr.Lee was selected as an officer.

The Company and Mr. Lee have not entered into any material plan, contract or arrangement to which he  participates that is entered into or material amendment in connection with the triggering event or any grant or award to Mr.Lee or modification thereto, under any such plan, contract or arrangement in connection with any such event.

There are no family relationships between Mr. Lee and the Company, any director or executive officer of the Company.

Mr. Peter Lee has resigned as Chief Financial officer.

Forward-Looking Statements

Forward-looking statements in this press release are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties including, without limitation, the risks of exploration and development stage projects, risks associated with environmental and other regulatory matters, mining risks and competition and the volatility of mineral prices. Actual results and timetables could vary significantly. Additional information about these and other factors that could affect the Company’s business is set forth in the Company’s filings with the Securities and Exchange Commission.

For further information, please contact:

Mr. Joseph Gutnick	General Manager Business
Chief Executive Officer	New York Office
Aurum, Inc.	Aurum, Inc.
Tel: +011 613 8532 2800	Tel: (212) 223 0018
Fax: +011 613 8532 2805	Fax: (212) 223 1169
E-mail: josephg@axisc.com.au	E-mail: mordig@axisc.com.au

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURUM, INC.

By:           /s/ Peter Lee
Name:      Peter Lee
Title:        Secretary

Date:  March 31, 2011